Exhibit 10.1

EXECUTION VERSION

Geokinetics Holdings USA, Inc.

(f/k/a Geokinetics Holdings, Inc.)

and

Geokinetics Inc.

$300,000,000

9.75% Senior Secured Notes due 2014

PURCHASE AGREEMENT

dated December 18, 2009

RBC Capital Markets Corporation

Banc of America Securities LLC

PURCHASE AGREEMENT

December 18, 2009

RBC Capital Markets Corporation

One Liberty Plaza

New York, New York 10006

Banc of America Securities LLC

One Bryant Park

New York, New York 10036

As Representatives of the several Initial

Purchasers listed in Schedule A hereto

Ladies and Gentlemen:

Introductory.  Geokinetics Holdings USA, Inc. (f/k/a Geokinetics Holdings, Inc.), a Delaware corporation (the “Company”), on the terms and subject to the condition set forth herein, proposes to issue and sell to the several initial purchasers named in Schedule A hereto (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $300,000,000 aggregate principal amount of the Company’s 9.75% Senior Secured Notes due 2014 (the “Notes”).  RBC Capital Markets Corporation (“RBC”) and Banc of America Securities LLC have agreed to act as representatives of the several Initial Purchasers (in such capacity, the “Representatives”) in connection with the offering and sale of the Notes.

The Securities (as defined below) will be issued pursuant to an indenture, to be dated as of December 23, 2009 (the “Indenture”), among the Company, Geokinetics Inc. (the “Parent”) and U.S. Bank National Association, as trustee (the “Trustee”).  Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”).

As more fully described in the Pricing Disclosure Package and the Final Offering Memorandum, on December 3, 2009, the Parent entered into a Purchase Agreement (the “PGS Onshore Purchase Agreement”) with Petroleum Geo-Services ASA, a Norwegian company, and certain affiliated entities (collectively, “PGS Onshore”), pursuant to which the Parent has agreed, subject to the conditions contained therein, to purchase the on-shore seismic data acquisition and multi-client data library business of PGS Onshore (the “Acquisition”).

Concurrently with the consummation of the Acquisition (such time, the “Acquisition Closing Date”), each of the Parent’s domestic subsidiaries listed on Schedule B hereto (the “Existing Subsidiary Guarantors”, and, together with any other domestic subsidiary of the Parent formed or acquired on or after the Closing Date (as defined below) that executes a supplemental indenture setting forth an additional guarantee in accordance with the terms of the Indenture, the “Subsidiary Guarantors”; the Subsidiary Guarantors, together with the Parent, and their respective successors and assigns, the “Guarantors”) will, (a) in the case of any Guarantor not already party hereto and to the Registration Rights Agreement (as defined below), execute a joinder agreement substantially in the form of Exhibit D hereto (the “Joinder Agreement”) and become a party hereto and to the Registration Rights Agreement as provided in Section 12 hereof and (b) enter into a supplemental indenture (the “Supplemental Indenture”) among themselves and the Trustee, pursuant to which the Guarantors will guarantee the Notes pursuant to the terms of the Indenture.

The Company’s payment of principal of, premium and interest and Additional Interest (as defined in the Indenture), if any, under the Notes, the Exchange Notes (as defined below) and the Indenture will, upon release of the Pledged Funds (as defined below) in connection with the consummation of the Acquisition and the authorization, execution and delivery of the Supplemental Indenture, be unconditionally guaranteed (the “Guarantees,” and together with the Notes, the “Securities”), jointly and severally, on a senior secured basis, by the Guarantors.  The Exchange Notes (as defined below) and the Guarantees thereof are herein collectively referred to as the “Exchange Securities.”

The holders of the Securities will be entitled to the benefits of a registration rights agreement, to be dated as of December 23, 2009 (the “Registration Rights Agreement”), among the Company, the Parent and the Initial Purchasers and, upon execution of the Joinder Agreement, the Subsidiary Guarantors, pursuant to which the Company and each of the Guarantors will agree to file with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), relating to an offer (the “Exchange Offer”) to exchange another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes”) and to have it declared effective by the Commission on or prior to 270 days after the Closing Date, and, to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes.

The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and the Final Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) at any time after the date of this Agreement.  The “Applicable Time” means 12:00 p.m. (New York City time) on December 18, 2009, which is the time of the first sale of the Notes by the Initial Purchasers to the Subsequent Purchasers.  The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Commission under the Securities Act, in reliance upon exemptions therefrom.  The terms of the Securities and the Indenture will require that investors that acquire

Securities expressly agree that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A (“Rule 144A”) or Regulation S (“Regulation S”) thereunder).

Pursuant to the Security Documents (as defined in the Indenture) to be entered into among the Company, the Guarantors and the Trustee on the Acquisition Closing Date, the obligations of the Company under the Securities and of each Guarantor under its Guarantee will be secured by Priority Liens (as defined in the Indenture), on a first priority basis, over substantially all assets of the Company and the Guarantors, subject to certain exceptions (all assets subject to the Priority Liens, hereinafter collectively referred to as the “Collateral”).  The Collateral will also be pledged to U.S. Bank National Association, as agent (the “Collateral Agent”), for the benefit of the lenders under the Revolving Credit Facility, to be dated as of the Acquisition Closing Date, among the Collateral Agent, the Company, the Parent and certain of its subsidiaries as borrowers, as holders of the senior priority liens, and will be granted to the Trustee for the benefit of the holders of the Securities as holders of Priority Liens.  On the Closing Date, the Trustee will enter into a collateral trust and intercreditor agreement (the “Intercreditor Agreement”) with the Company, the guarantors from time to time party thereto, Royal Bank of Canada, as administrative agent, the other senior representatives from time to time party thereto and the Collateral Agent with respect to the Collateral.

On or prior to the Closing Date, the Company will enter into the Collateral Pledge and Security Agreement (the “Pledge Agreement”), among the Company, the Trustee and U.S. Bank National Association, as collateral agent (the “Escrow Agent”), pursuant to which $303,803,040, representing an amount equal to 101% of the aggregate issue price of the Notes, plus accrued and unpaid interest from and including the Closing Date to, but excluding, March 15, 2010, will be deposited into an account (the “Collateral Account”) with the Collateral Agent, such that the escrowed funds (the “Pledged Funds”) are in an amount sufficient to redeem the Notes at a price equal to 101% of the aggregate issue price of the Notes, plus accrued and unpaid interest from and including the Closing Date to, but excluding, March 15, 2010, if the Pledged Funds are disbursed pursuant to Section 7(b) of the Pledge Agreement.  The Pledge Agreement shall provide that the Pledged Funds shall only be released pursuant to the terms of the Pledge Agreement.

As used herein, the term “Operative Documents” refers to this Agreement, the Registration Rights Agreement, the Indenture, the Security Documents, the Securities, the Exchange Securities, the Joinder Agreement, the Supplemental Indenture, the Intercreditor Agreement and the Pledge Agreement.

The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum, dated December 7, 2009 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a pricing supplement, dated December 18, 2009 (in the form attached hereto as Exhibit A, the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities.  The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.”  Promptly after the Applicable Time, the Company will prepare and deliver to each

Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”). All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Applicable Time and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Applicable Time and incorporated by reference in the Final Offering Memorandum.

The Company, the Parent and, upon execution of the Joinder Agreement, the Subsidiary Guarantors, hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1.  Representations and Warranties.  Each of the Company, the Parent and, upon execution of the Joinder Agreement, the Subsidiary Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser as follows:

(a)  No Registration Required.  Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Final Offering Memorandum to register under the Securities Act the offer and sale of the Securities hereunder or the initial resale of Securities to Subsequent Purchasers or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b)  No Integration of Offerings or General Solicitation.  Neither the Company nor any of its affiliates (as such term is defined in Rule 501 under the Securities Act (each, an “Affiliate”)) has, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.  Neither the Company nor any of its Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom neither the Company nor any of its Affiliates makes any representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.  With respect to those Securities sold in reliance upon Regulation S, (i) neither the Company nor any of its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom neither the Company nor any of its Affiliates makes any representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom neither the Company nor any of its Affiliates makes any representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S and, in connection therewith, the Pricing Disclosure Package and the Final Offering Memorandum will contain the disclosure required by Rule 902 of the Securities Act, and (iii) the sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration requirements of the Securities Act.

(c)  Eligibility for Resale under Rule 144A.  The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system.

(d)  The Pricing Disclosure Package and the Final Offering Memorandum. Neither the Pricing Disclosure Package (as defined below), as of the Applicable Time, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto, as the case may be.  The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the information requirements of, Rule 144A(d)(4).  None of the Company or any of its Affiliates has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum or any amendment or supplement thereto in accordance with Section 3(a).

(e)  Company Additional Written Communications.  None of the Parent, the Company or any Existing Subsidiary Guarantor has prepared, made, used, authorized, approved or distributed or will prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company, the Parent, an Existing Subsidiary Guarantor or any of their respective agents and representatives (other than a communication referred to in clauses (i) and (ii) below) a “Company Additional Written Communication”) other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum, and (iii) any electronic road show or other written communications, in each case used in accordance with Section 3(a).  Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in any Company Additional Written Communication.

(f)  Incorporated Documents.  The documents incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements under the Exchange Act.  Any further documents so filed and incorporated by reference in either the Pricing Disclosure Package or the Offering Memorandum or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements under the Exchange Act.

(g)  The Purchase Agreement.  This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and the Parent, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (the “Enforceability Exceptions”).

(h)  The Registration Rights Agreement.  At the Closing Date, the Registration Rights Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, the Company and the Parent, enforceable in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

(i)  The Intercreditor Agreement.  At the Closing Date, the Intercreditor Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, the Company and the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.

(j)  The Pledge Agreement.  At the Closing Date, the Pledge Agreement will be duly authorized, executed and delivered by, and will (i) create a valid, binding and enforceable security interest in the the deposit and securities accounts created pursuant thereto in favor of the Trustee for the benefit of the holders of the Securities, and (ii) be a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

(k)  The Joinder Agreement.  (i) At the Closing Date, the Joinder Agreement, pursuant to which the Subsidiary Guarantors will become a party to this Agreement and the Registration Rights Agreement, will have been duly authorized by each Existing Subsidiary Guarantor, and (ii) at the Acquisition Closing Date, will be duly authorized, executed and delivered by each Subsidiary Guarantor, and this Agreement will be a valid and binding agreement of each Subsidiary Guarantor, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by the Enforceability Exceptions and the Registration Rights Agreement will be a valid and binding agreement of each Subsidiary Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

(l)  Authorization of the Securities and the Exchange Securities.  The Notes to be purchased by the Initial Purchasers from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, (x) at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and will be entitled to the benefits of the Indenture, and (y) upon the Acquisition Closing Date and the authorization, execution and delivery of the Supplemental Indenture, will remain valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and will be entitled to the benefits of the Indenture.  The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and will be entitled to the benefits of the Indenture. At the Closing Date, the Guarantees of the Notes will be duly authorized for issuance and sale pursuant to this Agreement, the Indenture and the Supplemental Indenture by each of the Guarantors and, upon the Acquisition Closing Date and execution and delivery of the Supplemental Indenture, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and will be entitled to the benefits of the Indenture.  At the Closing Date, the Guarantees of the Exchange Notes will be duly authorized for issuance and sale pursuant to this Agreement, the Indenture and the Supplemental Indenture by each of the Guarantors and, at the time the Exchange Notes are authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and will be entitled to the benefits of the Indenture.

(m)  Authorization of the Indenture.  The Indenture has been duly authorized by the Company and the Parent and, (x) at the Closing Date, will have been duly executed and delivered by the Company and the Parent and will constitute a valid and binding agreement of the Company and the Parent, enforceable against the Company and the Parent in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and (y) upon the Acquisition Closing Date and the execution and delivery of the Supplemental Indenture, will constitute a valid and binding agreement of the Guarantors, enforceable against the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.

(n)  Authorization of the Supplemental Indenture.  (i) At the Closing Date, the Supplemental Indenture will be duly authorized, and (ii) on or prior to the Acquisition Closing Date, will be duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and the Indenture, as supplemented by the Supplemental Indenture, will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.

(p)  Authorization of the Security Documents. (i) At the Closing Date, the Security Documents will be duly authorized, and (ii) on or prior to the Acquisition Closing Date, will be duly executed and delivered by the Company and each Guarantor.  When the Security Documents have been duly executed and delivered by each of the parties thereto, the Security Documents will (i) create a valid, binding and enforceable security interest in the Collateral in favor of the Trustee for the benefit of the holders of the Securities, and all material agreements which are part of the Collateral and to which the Company or any Guarantor is a party or by which it is bound will be valid, binding and enforceable against the Company or such Guarantor and (ii) be valid and binding obligations of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with their terms, subject to the Enforceability Exceptions and except that any rights to indemnity and contributions may be limited by applicable laws and public policy considerations. On the Closing Date, the Security Documents and the Collateral will conform in all material respects to the statements relating thereto contained in the Pricing Disclosure Package and the Final Offering Memorandum.

(q)  Collateral. The Company and the Guarantors own the Collateral free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects (“Liens”), other than Permitted Liens.

(r)  Perfection of the Collateral.  Upon the filing of all necessary Uniform Commercial Code (“UCC”) financing statements in the proper filing offices and all other actions necessary or desirable to perfect a security interest in the Collateral (to the extent a security interest in the Collateral is capable of being perfected by filing), the security interests in the Collateral granted to the Trustee, for the benefit of the holders of the Securities, will constitute valid and perfected security interests in the Collateral, securing the obligations of the Company and the Guarantors under the Indenture, subject only to Permitted Liens.  At the Acquisition Closing Date, the filing of all necessary Uniform Commercial Code financing statements in the proper filing offices and other filings and actions contemplated by the Security Documents and the Indenture, and all other filings and other actions necessary or desirable to perfect the security interest in the Collateral will have been duly made or taken and will be in full force and effect.

(s)  Description of the Operative Documents.  The Operative Documents will conform in all material respects to the respective statements relating thereto contained in the Pricing Disclosure Package and the Final Offering Memorandum, as applicable.

(t)  No Material Adverse Change.  Except as otherwise disclosed in the Pricing Disclosure Package and the Final Offering Memorandum, subsequent to the respective dates as of which information is given in the Pricing Disclosure Package: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Parent and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Parent and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Parent or, except for dividends paid to the Parent or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Parent or any of its subsidiaries of any class of capital stock.

(u)  Independent Accountants.  UHY, LLP, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum, is an independent registered public accounting firm with respect to the Parent and independent public or certified public accountants, within the meaning of Regulation S-X under the Securities Act and the Exchange Act.  KPMG LLP, which has certified certain financial statements of PGS Onshore and delivered its report with respect to the audited financial statements included in the Pricing Disclosure Package and the Final Offering Memorandum, is, to the knowledge of the Parent and the Company, an independent registered public accounting firm with respect to PGS Onshore within the meaning of the Securities Act and the Exchange Act.

(v)  Preparation of the Financial Statements.  The historical financial statements, together with the related schedules and notes, included or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum present fairly the consolidated financial position of the Parent and its subsidiaries and PGS Onshore and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified.  Such financial statements and supporting schedules comply as to form with the applicable accounting requirements under the Securities Act and have been prepared in conformity with generally accepted accounting principles, as applied in the United States, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  The financial data set forth or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Offering Memorandum Summary — Summary Historical and Pro Forma Combined Financial Data” and “Selected Financial Information” and elsewhere in the Pricing Disclosure Package and the Final Offering Memorandum fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Pricing Disclosure Package and the Final Offering Memorandum.  The pro forma consolidated financial statements of the Parent and its subsidiaries and the related notes thereto included under the caption “Offering Memorandum Summary — Summary Historical and Pro Forma Combined Financial Data”, “Unaudited Condensed Pro Forma Combined Financial Information” and elsewhere in the Pricing Disclosure Package and the Final Offering Memorandum present fairly the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(w)  Incorporation and Good Standing of the Parent and its Subsidiaries.  Each of the Parent and its subsidiaries has been duly incorporated or organized and is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Final Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform its obligations under each of the Operative Documents.  Each of the Parent and its subsidiaries is duly qualified as a foreign corporation, limited partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.  All of the issued and outstanding capital stock or membership interests of each subsidiary of the Parent have been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Parent, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim except liens under the Second Amended and Restated Revolving Credit and Security Agreement, by and among the Parent, the subsidiaries named therein and PNC Bank, National Association (“Permitted Liens”).  The Parent does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule C hereto.

(x)  Capitalization and Other Capital Stock Matters.  The authorized, issued and outstanding capital stock of the Parent is as set forth in the Pricing Disclosure Package and the Final Offering Memorandum under the caption “Capitalization” (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Pricing Disclosure Package and the Final Offering Memorandum or upon exercise of outstanding options or warrants described in the Pricing Disclosure Package and the Final Offering Memorandum).  All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws.  None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Parent.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Parent or any of its subsidiaries other than those accurately described in the Pricing Disclosure Package and the Final Offering Memorandum.  The description of the Parent’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum accurately and fairly describes such plans, arrangements, options and rights.

(y)  Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  Neither the Parent nor any of its subsidiaries is in violation of its charter or by-laws or organization documents or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Parent or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Parent or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.  The Company’s and each Guarantor’s execution, delivery and performance of the Operative Documents, and the issuance and delivery of the Securities or the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Pricing Disclosure Package and the Final Offering Memorandum (i) will not result in any violation of the provisions of the charter or by-laws or organization documents of the Parent or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Parent or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change or, in the case of the Second Amended and Restated Revolving Credit and Security Agreement, by and among the Parent, the subsidiaries named therein and PNC Bank, National Association, have been waived, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Parent or any subsidiary, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s or each Guarantor’s execution, delivery and performance of the Operative Documents, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Pricing Disclosure Package and the Final Offering Memorandum, except (w) such as have been obtained or made by the Company or the Guarantors and are in full force and effect under the Securities Act, applicable state securities or blue sky laws, (x) such as may be required by federal and state securities laws with respect to the Company’s and each Guarantor’s obligations under the Registration Rights Agreement, (y) filings necessary to perfect the secured interests in the Collateral and (z) as disclosed in the Pricing Disclosure Package and the Final Offering Memorandum relating to competition laws in the United States and Mexico in connection with the Acquisition.  As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Parent or any of its subsidiaries.

(z)  No Material Actions or Proceedings.  There are no legal or governmental actions, suits or proceedings pending or, to the best of the Parent’s, the Company’s or the Subsidiary Guarantor’s knowledge, threatened, (i) against or affecting the Parent or any of its subsidiaries, (ii) which has as the subject thereof any property owned or leased by the Parent or any of its subsidiaries, where in any such case any such action, suit or proceeding, if determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.  No material labor dispute with the employees of the Parent or any of its subsidiaries exists or, to the best of the Parent’s knowledge, is threatened or imminent.

(aa)  Intellectual Property Rights. The Parent and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights, if not renewed or replaced, would not result in a Material Adverse Change.  Neither the Parent nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

(bb)  All Necessary Permits, etc.  The Parent and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Parent nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(cc)  Title to Properties.  The Parent and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(v) above (or elsewhere in the Pricing Disclosure Package and the Final Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the current or currently proposed use of such property by the Parent or such subsidiary and Permitted Liens.  The real property, improvements, equipment and personal property held under lease by the Parent or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the current or currently proposed use of such real property, improvements, equipment or personal property by the Parent or such subsidiary.

(dd)  Tax Law Compliance.  The Parent and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them.  The Parent has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(v) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Parent or any of its consolidated subsidiaries has not been finally determined.

(ee)  Company and Guarantors Each Not an “Investment Company”.  None of the Parent, the Company or any Subsidiary Guarantor is, or after receipt of payment for the Securities and the use of proceeds thereof as described in the Pricing Disclosure Package and the Final Offering Memorandum each will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Parent, the Company and each Subsidiary Guarantor intends to conduct its business in a manner so that it will not become subject to the Investment Company Act.

(ff)  Insurance.  Each of the Parent and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as management has reasonably deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Parent and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes.  The Parent has no knowledge that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.  Neither of the Parent nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(gg)  No Price Stabilization or Manipulation.  None of the Parent, the Company or any of the Subsidiary Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company or the Parent to facilitate the sale or resale of the Securities.

(hh)  Solvency.  The Parent, the Company and each Subsidiary Guarantor is, and immediately after each of the Closing Date and the Acquisition Closing Date will be, Solvent.  As used herein, the term “Solvent” means, with respect to the Parent, the Company and each Subsidiary Guarantor on a particular date, that on such date (i) the fair market value of its assets is greater than the total amount of its liabilities (including contingent liabilities), (ii) the present fair salable value of its assets is greater than the amount that will be required to pay the probable liabilities on its debts as they become absolute and matured, (iii) it is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) it does not have unreasonably small capital to carry on its business as conducted and as proposed to be conducted, as set forth in the Pricing Disclosure Package and the Final Offering Memorandum.

(ii)  No Unlawful Contributions or Other Payments.  Neither the Parent nor any of its subsidiaries nor, to the best of the Parent’s knowledge, any employee or agent of the Parent or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character necessary to be disclosed in the Pricing Disclosure Package and the Final Offering Memorandum in order to make the statements therein not misleading.

(jj)  Parent’s Internal Control over Financial Reporting.  The Parent maintains a system of internal controls over financial reporting sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of reliable financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) records are maintained in sufficient detail to accurately and fairly reflect the transactions and dispositions of the Parent’s assets (iv) access to assets is permitted only in accordance with management’s general or specific authorization; and (v) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Parent is not aware of (a) any significant deficiency in the design or operation of internal control over financial reporting which could adversely affect the Parent’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls over financial reporting or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Parent’s internal controls.  There have been no changes in internal controls or in other factors that could significantly affect internal controls since December 31, 2008.

(kk)  Compliance with Environmental Laws.  Except as would not, individually or in the aggregate, result in a Material Adverse Change: (i) neither the Parent nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Parent or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Parent or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Parent or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Parent has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Parent or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Parent’s knowledge, threatened against the Parent or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Parent or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Parent’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Parent or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Parent or any of its subsidiaries has retained or assumed either contractually or by operation of law.

(ll)  ERISA Compliance. The Parent and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Parent, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA.  “ERISA Affiliate” means, with respect to the Parent or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Parent or such subsidiary is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Parent, its subsidiaries or any of their ERISA Affiliates.  No “employee benefit plan” established or maintained by the Parent, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  Neither the Parent, any of its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by the Parent, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(mm)  Regulation S. The Parent, the Company and the Subsidiary Guarantors and each of their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Parent, the Company and the Subsidiary Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Pricing Disclosure Package and the Final Offering Memorandum will contain the disclosure required by Rule 902.  The Parent is a “reporting issuer,” as defined in Rule 902 under the Securities Act.

(nn)   Sarbanes-Oxley Act.  The Parent is in compliance in all material respects with provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it.

(oo)  Disclosure Controls and Procedures. Except as disclosed in the Pricing Disclosure Package and the Final Offering Memorandum, the Parent has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations thereunder, and that all such information is accumulated and communicated to the Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Parent required under the Exchange Act with respect to such reports.  Without limiting the generality of the foregoing, as disclosed in the Pricing Disclosure Package and the Final Offering Memorandum, the Parent’s disclosure controls and procedures are effective to enable it to record, process, summarize, and report information required to be included in its filings with the Commission within the required time period, and to ensure that such information is accumulated and communicated to its management, including its Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

(pp)  Payment of Dividends by Subsidiaries. No subsidiary of the Parent is currently prohibited, directly or indirectly, from paying any dividends to the Parent or any other subsidiary, from making any other distribution on such subsidiary’s capital stock, from repaying to the Parent or any other subsidiary any loans or advances to such subsidiary from the Parent or any other subsidiary or from transferring any of such subsidiary’s property or assets to the Parent or any other subsidiary of the Parent, except as described in or contemplated in the Pricing Disclosure Package and the Final Offering Memorandum (including the bridge loan commitment generally described therein).

(qq)  Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) or presentation of market-related or statistical data contained in either the Pricing Disclosure Package or the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed in other than good faith.

(rr)  Statistical and Market-Related Data.  Any statistical and market-related data included in the Pricing Disclosure Package and the Final Offering Memorandum are based on or derived from sources that the Parent and the Company believe to be reliable and accurate, and the Parent and Company have obtained the written consent to the use of such data from such sources to the extent such written consent is required.

(ss)  Foreign Corrupt Practices Act.  None of the Parent, the Company or any Subsidiary Guarantor, nor, to the knowledge of the Parent, the Company or such Subsidiary Guarantor, any of their respective directors, officers, agents, employees, affiliates or other persons acting on behalf of the Parent, the Company or the Subsidiary Guarantors or their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Parent, the Company and each Subsidiary Guarantor and, to the knowledge of the Parent, the Company and each Subsidiary Guarantor, their respective affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(tt)  Money Laundering Laws.  The operations of the Parent, the Company and the Subsidiary Guarantors are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency to which the Parent is subject (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent, the Company or any Subsidiary Guarantor with respect to the Money Laundering Laws is pending or, to the knowledge of the Parent, the Company or any Subsidiary Guarantor, threatened.

(uu)  Related Parties. No relationship, direct or indirect, that would be required to be described under Item 404 of Regulation S-K if such Item were applicable, exists that is not described in the Pricing Disclosure Package and the Final Offering Memorandum.

(vv)  PGS Onshore Purchase Agreement.  The PGS Onshore Purchase Agreement has been duly authorized, executed and delivered by the Parent and constitutes the valid and binding agreement of the Parent.  The Parent is not aware of any breach or violation by PGS Onshore of any of its representations, warranties, covenants or agreements contained in the PGS Onshore Purchase Agreement.

(ww)  OFAC.  None of the Parent, the Company or any Subsidiary Guarantor, or, to the knowledge of any of the Parent, the Company or any Subsidiary Guarantor, any director, officer, agent, employee, affiliate or person acting on behalf of the Parent, the Company or such Subsidiary Guarantor is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xx)  Accuracy of Statements in Final Offering Memorandum.  The statements included or incorporated by reference in each of the Pricing Disclosure Package and the Final Offering Memorandum under the headings “Summary—Summary Historical and Pro Forma Combined Financial Data,” “Selected Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources,” “Description of Other Indebtedness,” and “Our Business—Legal Proceedings,”  insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

Any certificate signed by an officer of the Parent, the Company or any Subsidiary Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Parent, the Company or such Subsidiary Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2.  Purchase, Sale and Delivery of the Securities.

(a)  The Securities.  The Company agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities upon the terms herein set forth.  On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth on Schedule A, at a purchase price of 95.593% of the principal amount thereof, payable on the Closing Date.

(b)  The Closing Date.  Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 (or such other place as may be agreed to by the Company and the Representatives) at 9:30 a.m. New York City time, on December 23, 2009, or such other time and date as may be agreed to by the Representatives and the Company (the time and date of such closing are called the “Closing Date”).  The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Final Offering Memorandum or a delay as contemplated by the provisions of Section 18.

(c)  Delivery of the Securities.  The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representatives may designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d)  Delivery of Offering Memorandum to the Initial Purchaser.  Not later than 12:00 p.m. on the second business day following the date of this Agreement, the Company shall deliver or cause to be delivered copies of the Pricing Disclosure Package and the Final Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

(e)  Initial Purchasers as Qualified Institutional Buyers.  Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “Qualified Institutional Buyer”).

SECTION 3.  Additional Covenants.  Each of the Company, and, as applicable, the Parent and the Subsidiary Guarantors, jointly and severally, further covenant and agree with each Initial Purchaser as follows:

(a)  Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications.  Until the later of (i) the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers and (ii) the Closing Date, prior to amending or supplementing the Pricing Disclosure Package or the Final Offering Memorandum, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Representatives reasonably object.  Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Company will furnish to the Representatives a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representatives reasonably object.

(b)  Amendments and Supplements to the Pricing Disclosure Package and the Final Offering Memorandum and Other Securities Act Matters.  If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Pricing Disclosure Package or the Final Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if, in the opinion of the Representatives or counsel for the Initial Purchasers, it is otherwise necessary to amend or supplement the Pricing Disclosure Package or the Final Offering Memorandum to comply with law, the Company and the Parent agree to promptly prepare (subject to Section 3 hereof), file with the Commission, if required, and furnish at their own expense to the Initial Purchasers, amendments or supplements to the Pricing Disclosure Package or the Final Offering Memorandum, as the case may be, so that the statements in the Pricing Disclosure Package or the Final Offering Memorandum, as the case may be, as so amended or supplemented will not be, in the light of the circumstances under which they were made, misleading or so that the Pricing Disclosure Package or the Final Offering Memorandum, as amended or supplemented, will comply with law.

Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the reasonable judgment of the Representatives, or any of their affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act,  to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

Each of the Parent, the Company and the Subsidiary Guarantors hereby expressly acknowledges that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

(c)  Copies of the Offering Memorandum.  The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Final Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

(d)  Blue Sky Compliance.  Each of the Parent, the Company and the Subsidiary Guarantors shall cooperate with the Representatives and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities.  None of the Parent, the Company or any Subsidiary Guarantor shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the

Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Parent, the Company and the Subsidiary Guarantors shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e)  Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Final Offering Memorandum.

(f)  The Depositary.  The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g)  Additional Issuer Information.  Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Parent shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.  Additionally, at any time when the Parent is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of subsection d(4) of Rule 144A.

(h)  No Integration.  Each of the Parent and the Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Parent and the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchaser to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(i)  No Restricted Resales.  During the period of one year after the Closing Date, none of the Parent, the Company or any Subsidiary Guarantor will, or will permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(j)  Legended Securities.  Each certificate for a Note will bear the legend contained in “Notice to Investors” in the Pricing Disclosure Package and the Final Offering Memorandum for the time period and upon the other terms stated in the Pricing Disclosure Package and the Final Offering Memorandum.

(k)  Agreement Not to Offer or Sell Additional Securities. During the period beginning on the date hereof and ending on the day that is 90 days following the date of the Final Offering Memorandum, none of the Company or any Guarantor will, without the prior written consent of the Initial Purchasers (which consent may be withheld at the sole discretion of the

Initial Purchasers), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Parent, the Company or any Subsidiary Guarantor substantially similar to the Securities or securities exchangeable for or convertible into debt securities of the Parent, the Company or any Subsidiary Guarantor substantially similar to the Securities (other than as contemplated by this Agreement and to register the Exchange Securities).

(l)  Rating of Securities. The Company, the Parent and the Subsidiary Guarantors shall take all commercially reasonable action necessary to enable Standard & Poor’s Rating Services, a division of The McGraw-Hill, Inc. Companies, and Moody’s Investor Services, Inc. to provide their respective credit ratings to the Securities at or prior to the time of their initial issuance.

(m)  Joinder Agreement and Guarantee.  On or prior to the Acquisition Closing Date, (x) the Company shall cause each of the Guarantors to (i) become party to this Agreement and the Registration Rights Agreement (to the extent they are not already a party thereto) by executing the Joinder Agreement, and (ii) Guarantee the Notes by executing and delivering the Supplemental Indenture, each as provided in Section 12 hereof, and (y) the Parent and the Company shall comply with the requirements of Section 13 hereof.

The Representatives, on behalf of the several Initial Purchasers, may in their sole discretion, waive in writing the performance by the Parent, the Company or any Subsidiary Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4.  Payment of Expenses.  The Parent and the Company, jointly and severally, agree to pay all costs, fees and expenses incurred in connection with the performance of its and the Subsidiary Guarantors obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Parent’s, the Company’s and the Subsidiary Guarantors’ counsel, independent registered public accounting firms or independent certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Preliminary Offering Memorandum and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, the Operative Documents, all filing fees, attorneys’ fees and expenses incurred by the Parent, the Company, the Subsidiary Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, the Collateral Agent and the Escrow Agent, including the fees and disbursements of counsel for each in connection with the Indenture, the Securities, the Exchange Securities, the Security

Documents, the Pledge Agreement and the Intercreditor Agreement, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the Financial Industry Regulatory Authority, Inc., if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Parent and the Company in connection with approval of the Securities by the Depository Trust Company for “book-entry” transfer, (x) all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by the Parent, the Company, the Subsidiary Guarantors or the Initial Purchasers in connection with the preparation of any intercreditor agreement and any security documents relating to the Collateral and any other documentation related to the foregoing, the perfection of the security interests in such Collateral and any and all title insurance premiums, recording costs, and local counsel’s fees incurred in connection with such Collateral, (xi) all transportation and other expenses of the Parent’s and the Company’s representatives incurred in connection with presentations to prospective purchasers of the Securities, including one-half the cost of any chartered airplane, and (xii) all other costs and expenses incident to the performance by the Parent, the Company and the Subsidiary Guarantors of their respective other obligations under this Agreement.  Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5.  Conditions of the Obligations of the Initial Purchasers.  The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Parent, the Company and the Subsidiary Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a)  Accountants’ Comfort Letter.  On the date hereof, the Initial Purchasers shall have received from each of (x) UHY, LLP, and (y) KPMG LLP, independent registered public accounting firms for the Parent and PGS Onshore, respectively, a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers, delivered according to Statement of Auditing Standards Nos. 71, 72 and 76 (or any successor bulletins), with respect to the audited and unaudited and pro forma financial statements and certain financial information contained or incorporated by reference in the Pricing Disclosure Package and the Final Offering Memorandum, and the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the hereof.

(b)  No Material Adverse Change or Ratings Agency Change.  For the period from and after the date of this Agreement and prior to the Closing Date:

(i)  in the judgment of the Representatives, there shall not have occurred any Material Adverse Change; and

(ii)  there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Parent or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(c)  Opinion of Counsel for the Company.  On the Closing Date the Initial Purchasers shall have received the favorable opinion of Haynes and Boone LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B.

(d)  Opinion of the General Counsel.  On the Closing Date the Initial Purchasers shall have received the favorable opinion of Diane Anderson, General Counsel of the Company, dated as of such Closing Date, the form of which is attached as Exhibit C.

(e)  Opinion of Counsel for the Initial Purchasers.  On the Closing Date the Initial Purchasers shall have received the favorable opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

(f)  Officers’ Certificate.  On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Parent and the Chief Financial Officer or Chief Accounting Officer of the Company and the Parent, dated as of the Closing Date, to the effect set forth in subsection (b) of this Section 5, and further to the effect that:

(i)  the representations, warranties and covenants of the Company and the Parent set forth in Section 1 of this Agreement are true and correct as of the Closing Date with the same force and effect as though expressly made on and as of the Closing Date; and

(ii)  the Company and the Parent have complied with all the agreements hereunder and satisfied all the conditions hereunder on their part to be performed or satisfied at or prior to the Closing Date.

(g)  Bring-down Comfort Letter.  On the Closing Date the Initial Purchasers shall have received from each of UHY, LLP and KPMG LLP, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date and that their procedures shall extend to financial information in the Final Offering Memorandum not contained in, or changed from, the Pricing Disclosure Package.

(h)  Registration Rights Agreement.  The Company and the Parent shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

(i)  PGS Onshore Purchase Agreement.  At the Closing Date, the PGS Onshore Purchase Agreement shall not have been terminated, and the terms of the Acquisition, as contained in the PGS Onshore Purchase Agreement, shall not have been materially amended without the prior written consent of the Representatives.

(j)  Pledge Agreement.  On the Closing Date, the Pledge Agreement shall have been authorized, executed and delivered by the parties thereto and all funds shall have been irrevocably deposited into the Collateral Account as contemplated therein, and the Trustee, for the benefit of the holders of the Securities, shall have a valid and perfected security interest in respect of the deposit and securities accounts created pursuant thereto securing the obligations of the Company under the Indenture and such security interest of the holders will not be subject to or subordinated to any liens.

(k)  Intercreditor Agreement.  On the Closing Date, the Company, the Parent and the other parties thereto shall have executed and delivered the Intercreditor Agreement, and the Intercreditor Agreement shall be in full force and effect.

(l)  Additional Documents.  On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 6.  Reimbursement of Initial Purchasers’ Expenses.  If this Agreement is terminated by the Representatives pursuant to Section 5 or Section 10, or if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Parent to perform any agreement herein or to comply with any provision hereof, the Company and Parent, jointly and severally, agree to reimburse the Initial Purchasers, severally, upon demand, for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7.  Offer, Sale and Resale Procedures.  Each of the Initial Purchasers, on the one hand, and the Parent and the Company, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

(A)  Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made.

Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act), or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(B)  The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis.  No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(C)  Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the legend set forth in the Pricing Disclosure Package and the Final Offering Memorandum under the caption “Notice to Investors.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Parent, the Company or any Subsidiary Guarantor for any losses, damages or liabilities suffered or incurred by any of the Parent, the Company or any Subsidiary Guarantor, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8.  Indemnification.

(a)  Indemnification of the Initial Purchasers.  Each of the Company, the Parent and, upon execution and delivery of the Joinder Agreement, the Subsidiary Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers, employees and agents and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Parent, the Company and/or the Subsidiary Guarantors), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, any Company Additional Written Information or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Parent, the Company or any Subsidiary Guarantor contained herein; or (iii) in whole or in part upon any failure of the Parent, the Company or any Subsidiary Guarantor to perform its obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) above, provided that none of the Parent, the Company or any Subsidiary Guarantor shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser, its officers, directors, employees, agents and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by RBC) as such expenses are reasonably incurred by such Initial Purchaser or its officers, directors, employees, agents or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Pricing Disclosure Package, any Company Additional Written Information or the Final Offering Memorandum (or any amendment or supplement thereto).  The Parent, the Company and each Subsidiary Guarantor hereby acknowledges that the only information that the Initial Purchasers through the Representatives have furnished to the Company expressly for use in the Pricing Disclosure Package, any Company Additional Written Information or the Final Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the eleventh and twelfth paragraphs, concerning stabilization and penalty bids by the Initial Purchasers, under the caption “Plan of Distribution” in the Pricing Disclosure Package and the Final Offering Memorandum; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Parent, the Company or the Subsidiary Guarantors may otherwise have.

(b)  Indemnification of the Company, the Guarantors and their respective Directors and Officers.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Parent, and, upon execution and delivery of the Joinder Agreement, the Subsidiary Guarantors, and each of their respective directors and each person, if any, who controls the Company, the Parent, or, upon execution and delivery of the Joinder Agreement, any Subsidiary Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Parent, the Company or any Subsidiary Guarantor or any such director, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, any Company Additional Written Information or the Final Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Pricing

Disclosure Package, any Company Additional Written Information or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Parent, the Company, the Subsidiary Guarantors, or any such director or controlling person for any legal and other expenses reasonably incurred by the Parent, the Company, the Subsidiary Guarantors, or any such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c)  Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, which such approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party (or by RBC in the case of Section 8(b)), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)  Settlements.  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) and (b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

SECTION 9.  Contribution.  If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Parent, the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Parent, the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Parent, the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Parent, the Company or the Subsidiary Guarantors, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities.  The relative fault of the Parent, the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Parent, the Company or the Subsidiary Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8I, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 for purposes of indemnification.

The Company, the Parent and, upon execution and delivery of the Joinder Agreement, the Subsidiary Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A.  For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Parent, the Company or any Subsidiary Guarantor, and each person, if any, who controls the Parent, the Company or any Subsidiary Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Parent, the Company or any Subsidiary Guarantor.

SECTION 10.  Termination of this Agreement.  Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company if at any time: (i) trading in securities generally on the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (iii) there has been a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the reasonable judgment of the Representatives is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Pricing Disclosure Package and the Final Offering Memorandum or to enforce contracts for the sale of securities; (v) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (vi) the Parent, the Company or any Subsidiary Guarantor shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Representatives may interfere materially with the conduct of the business and operations of the Parent, the Company or such Subsidiary Guarantor regardless of whether or not such loss shall have been insured.  Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Parent, the Company or any Subsidiary Guarantor to any Initial Purchaser, except that the Parent, the Company and the Subsidiary Guarantors shall be obligated to reimburse the expenses of the Representatives and the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Parent, the Company or any Subsidiary Guarantor, or (iii) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 11.  Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Parent, the Company and, upon execution of the Joinder Agreement, the Subsidiary Guarantors, of their respective officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Parent, the Company or the Subsidiary Guarantors or any of their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12.  The Subsidiary Guarantors. On the Acquisition Closing Date, the Company and the Parent will cause the Guarantors to (i) become a guarantor under the Indenture and the Notes and Exchange Notes by executing the Supplemental Indenture and the Security Documents and (ii) become party to this Agreement and the Registration Rights Agreement (to the extent not already a party hereto and thereto), in each case, by executing the Joinder Agreement.  In the event of a breach of this Section 12, each of the Company and the Parent agree that monetary damages would not be adequate compensation for any loss or damage incurred by such breach and hereby further agree that, in the event of an action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

SECTION 13.  Conditions to Pledge Agreement and Release of Funds.  On the Acquisition Closing Date and upon execution of the Joinder Agreement and the Security Documents, the Company and the Parent agree to, and will cause the Subsidiary Guarantors to, provide the following documentation, dated such date, as a condition to the disbursement of funds pursuant to Section 7(a) of the Pledge Agreement: (i) officer’s certificates similar to the certificate required by Section 5(b) hereof signed by the Chairman of the Board, Chief Executive Officer or President of each Guarantor, (ii) an opinion of each of Haynes and Boone, LLP and Diane Anderson, General Counsel of the Company, substantially in the forms attached as Exhibit B-2 and Exhibit C, respectively, (iii) a Supplemental Indenture pursuant to the Indenture, executed and delivered by the Parent and each Subsidiary Guarantor and (iv) evidence of completion of all necessary regulatory approvals for the Acquisition.

SECTION 14.  Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

RBC Capital Markets Corporation
1211 Avenue of the Americas, 32nd Floor

New York, NY 10036
Facsimile:  212-703-2295
Attention:  High Yield Capital Markets

with a copy to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022
Facsimile:  646-848-7711
Attention:  David Beveridge

If to the Company or the Guarantors:

Geokinetics Inc.
1500 CityWest Blvd., Suite 800

Houston, Texas 77042
Facsimile:  (713) 850-7330
Attention:  Scott A. McCurdy, Vice President and Chief Financial Officer

with a copy to:

Haynes and Boone, LLP

1 Houston Center

1221 McKinney, Suite 2100

Houston, Texas 77010

Facsimile:  (713) 547-2081

Attention:  George Young, III

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 15.  Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchaser or Initial Purchasers pursuant to Section 18 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 16.  Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 17.  Governing Law Provisions.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

(a)  Consent to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 18.  Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date.  If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.  In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 18.  Any action taken under this Section 18 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 19.  No Fiduciary Duty.  The Parent, the Company and each Subsidiary Guarantor hereby acknowledges that each Initial Purchaser is acting solely as an initial purchaser in connection with the purchase and sale of the Securities.  The Parent, the Company and each Subsidiary Guarantor further acknowledges that each Initial Purchaser is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that any Initial Purchaser act or be responsible as a fiduciary to the Parent, the Company or any Subsidiary Guarantor, their management, stockholders, creditors or any other person in connection with any activity that any Initial Purchaser may undertake or has undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof.  Each Initial Purchaser hereby expressly disclaims any fiduciary or similar obligations to the Parent, the Company or any Subsidiary Guarantor, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Parent, the Company and each Subsidiary Guarantor hereby confirms its understanding and agreement to that effect.  The Parent, the Company and each Subsidiary Guarantor and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by an Initial Purchaser to the Parent, the Company or any Subsidiary Guarantor regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Parent, the Company or any Subsidiary Guarantor.  The Parent, the Company and each Subsidiary Guarantor hereby waives and releases, to the fullest extent permitted by law, any claims that the Parent, the Company or any Subsidiary Guarantor may have against each Initial Purchaser with respect to any breach or alleged breach of any fiduciary or similar duty to the Parent, the Company or any Subsidiary Guarantor in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

SECTION 20.  General Provisions.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

Geokinetics Holdings USA, Inc.

By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President

Geokinetics Inc.

By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President

Purchase Agreement

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchaser as of the date first above written.

RBC Capital Markets Corporation
Banc of America Securities LLC

By: RBC Capital Markets Corporation

By:	/s/ David Capaldi
	Name:	David Capaldi
	Title:	Managing Director

Acting on behalf of themselves and on behalf of the several Initial Purchasers named on Schedule A hereto

Purchase Agreement

SCHEDULE A

Initial Purchaser	Aggregate Principal Amount of Securities to be Purchased
RBC Capital Markets Corporation	$217,500,000
Banc of America Securities LLC	75,000,000
PNC Capital Markets LLC	7,500,000

Total	$300,000,000

A-1

SCHEDULE B

EXISTING SUBSIDIARY GUARANTORS

Name	State of Organization
Advanced Seismic Technology, Inc.	Texas
Geokinetics Processing, Inc.	Texas
Geokinetics Management, Inc.	Texas
Geokinetics International Holdings, Inc.	Delaware
Geokinetics International, Inc.	Texas
Geokinetics USA, Inc.	Texas
Geokinetics Services Corp.	Texas

B-1

SCHEDULE C

SUBSIDIARIES OF THE PARENT

Name	State of Organization
Advanced Seismic Technology, Inc.	Texas
Geokinetics Processing, UK LTD	United Kingdom
Geokinetics Holdings USA, Inc.	Delaware
Geokinetics Exploration Inc.	Alberta, Canada
Geokinetics Processing, Inc.	Texas
Geokinetics Singapore PTE LTD	Singapore
Geokinetics (Australasia) Pty LTD	Australia
Geokinetics Geophysical do Brasil Ltda.	Brazil
Geokinetics Management, Inc.	Texas
Geokinetics Egypt, LLC	Egypt
Geokinetics International Holdings, Inc.	Delaware
Geokinetics International, Inc.	Texas
Geokinetics Saudi Arabia L.L.C.	Saudi Arabia
Geokinetics Geophysical Malaysia Sdn. Bhd.	Malaysia
P.T. Geokinetics Indonesia	Indonesia
Geokinetics USA, Inc.	Texas
Geokinetics FZE (Dubai)	United Arab Emirates
Geokinetics Services Corp.	Texas
Geokinetics International Services, Inc.	Cayman
Geokinetics Global Services, Inc.	Cayman
Geokinetics Enterprises, Inc.	Cayman
Foresight, Inc.	Cayman
Geofisica Geokinetics Bolivia, SRL	Bolivia
Geokinetics Exploration Oriente SAC	Peru
Geokinetics Exploration Peru SAC	Peru

C-1